UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 10, 2012

ACQUIRED SALES CORP.
(Exact name of registrant as specified in its charter)

Nevada	87-0479286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

31 N. Suffolk Lane, Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)

847-915-2446
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed on February 13, 2012, (the “Effective Date”), Acquired Sales Corp., a Nevada corporation (the “Company”) closed an Agreement and Plan of Merger (the “Merger Agreement”) by and among  the Company, Acquired Sales Corp. Merger Sub, Inc., a Virginia corporation and wholly owned subsidiary of the Company (“AQSP Mergeco”), and Gerard M. Jacobs, a resident of Illinois (“Jacobs”), and Defense & Security Technology Group, Inc., a Virginia corporation (“DSTG”), and Minh N. Le, a resident of Virginia ("Le"). The Merger Agreement was first executed on January 12, 2012.

Pursuant to the Merger Agreement, the Company formed AQSP Mergeco as a new wholly-owned subsidiary in Virginia, the single purpose of which was to be acquired by DSTG. AQSP Mergeco was then merged with and into DSTG, with DSTG being the survivor of such merger (“Merger”). As consideration for the Merger, all of the issued and outstanding shares of common stock of DSTG, which totaled 100 shares held by Le (the “DSTG Shares”) was converted into one hundred thousand (100,000) shares of the Company’s common stock, par value $0.001 per share (the “Common Shares”), 300,000 vested options at $3.18 per share exercisable until the fifth anniversary of the Effective Date, and 100,000 vested options at $8.00 per share exercisable until the last day of the 21st full calendar quarter following the Effective Date.

Item 2.01  Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

As disclosed on February 13, 2012, the Company closed the Merger Agreement to acquire all of the DSTG Shares from the DSTG sole shareholder Le.  The transaction qualifies as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and as a result of the Merger Agreement, DSTG is a wholly owned subsidiary of the Company.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01 above.

As disclosed on February 13, 2012, the Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act. The transaction did not involve a public offering, no underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions.

Item 9.01 Financial Statements and Exhibits.

The following financial statements are attached in connection with the acquisition by Acquired Sales Corp., a Nevada corporation (the “Company”) of Defense & Security Technology Group, Inc., a Virginia corporation. Pursuant to the Plan of Merger, the closing date of the merger was February 13, 2012 upon the effectuation of the articles of merger in the State of Virginia.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED SALES CORP. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Financial Information	F-1

Unaudited Pro Forma Condensed Consolidated Balance Sheet	F-2
September 30, 2011

Unaudited Pro Forma Condensed Consolidated Statement Of Operations	F-3
For The Nine Months Ended September 30, 2011

Unaudited Pro Forma Condensed Consolidated Statement Of Operations	F-4
For The Year Ended December 31, 2010

Notes To The Unaudited Pro Forma Condensed	F-5
Consolidated Financial Information

ACQUIRED SALES CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On February 13, 2012 (the "Acquisition Date"), pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of January 12, 2012 (“the "Merger Agreement") among Defense & Securities Technology Group, Inc. ("DSTG”), a Virginia Corporation and Acquired Sales Corp. (“AQSP), a Nevada Corporation and a newly-formed, wholly-owned subsidiary of AQSP, Acquired Sales Corp. Merger Sub, Inc., a Virginia  Corporation (“Merger Sub”), AQSP completed its acquisition of DSTG, which held no material assets other than its pipeline of future work and the expertise of its sole shareholder, through the merger of Merger Sub with and into DSTG, with DSTG as the surviving Corporation ( the “Merger”). Upon completion of the Merger, the separate corporate existence of Merger Sub ceased and DSTG became a wholly-owned subsidiary of AQSP.

The consideration paid by AQSP in connection with the Merger, totaled $1,026,516, paid in stock and options to purchase common stock.

The following unaudited pro forma consolidated financial information gives effect to the Merger. The pro forma adjustments reflecting the completion of the Merger are based upon the acquisition method of accounting in accordance with U.S. generally accepted accounting principles ("GAAP"), and upon the assumptions set forth in the notes to the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated balance sheet as of September 30, 2011, gives effect to the Merger as if it had taken place on September 30, 2011. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2011 and the year ended December 31, 2010, reflect the Merger as if it had taken place at the beginning of each of those periods.

The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the historical financial statements of AQSP, (1) as of and for the year ended December 31, 2010, including the notes thereto, which are included in our Annual Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2011, and, (2) as of and for the nine months ended September 30, 2011, including the notes thereto, which are included in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2011. The unaudited pro forma consolidated financial information, and the accompanying notes, should also be read in conjunction with the historical financial statements of DSTG as of and for the nine months ended September 30, 2011 and the year  ended December 31, 2010, including the notes thereto, included on Form 8-K filed with the Securities and Exchange Commission on February 13, 2012.

The estimated acquisition consideration and estimated fair value of assets acquired and liabilities assumed in Note 2 and the preliminary pro forma adjustments in Note 3 and 4, are based upon preliminary estimates and currently available information. Final acquisition accounting adjustments may differ from the preliminary pro forma adjustments presented herein.

The unaudited pro forma consolidated balance sheet and statements of operations are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed date or for the periods presented, or which may be obtained in the future.

ACQUIRED SALES CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2011
(UNAUDITED)
		Acquired	Pro Forma		Pro Forma
	DSTG	Sales	Adjustments		Consolidated
ASSETS
Current Assets
Cash	$42,885	$340	-		$43,225
Accounts receivable	92,399	615,000	-		707,399
Receivables from employees	-	1,108	-		1,108
Other assets	1,888	-	-		1,888
Total Current Assets	137,172	616,448	-		753,620
Property and Equipment, net	3,017	56,524	-		59,541
Note Receivable from Related Party	-	31,450	-		31,450
Covenant not to compete	-	-	601,525	B	601,525
Deposits	4,900	12,535	-		17,435
Total Assets	$145,089	$716,957	$601,525		$1,463,571

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current Liabilities
Trade accounts payable	$39,161	$429,179	-		$468,340
Accrued liabilities	-	212,173	-		212,173
Billings in excess of costs on uncompleted contracts	157,611	686,298	-		843,909
Unearned revenue	-	29,800	-		29,800
Accrued compensation	-	541,614	-		541,614
Notes payable, current portion	-	466,798	-		466,798
Short-term notes payable to related parties	-	501,544	-		501,544
Total Current Liabilities	196,772	2,867,406	-		3,064,178
Long-Term Liabilities
Notes payable - related parties, net of discount	-	349,561	-		349,561
Notes payable, net of discount	-	454,429	-		454,429
Total Long-Term Liabilities	-	803,990	-		803,990
Shareholders' Deficit
Preferred stock	-	-	-		-
Common stock, pro forma	1	2,467	99	A	2,567

Additional paid-in capital	261,849	4,369,676	317,901	A
			708,515	A
			(261,849)	C	5,396,092

Accumulated deficit	(313,533)	(7,326,582)	313,533	C
			(476,674)	D	(7,803,256)
Total Shareholders' Deficit	(51,683)	(2,954,439)	601,525		(2,404,597)
Total Liabilities and Shareholders' Deficit	$145,089	$716,957	$601,525		$1,463,571

ACQUIRED SALES CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

		Acquired	Pro Forma		Pro Forma
	DSTG	Sales	Adjustments		Results
Revenue
Consulting Services	$228,130	$-	$-		$228,130
Maintenance and Support Services	-	55,160	-		55,160
Total Revenue	228,130	55,160	-		283,290
Cost of Revenue
Hardware and software costs	-	-	-		-
Cost of services	9,335	88	-		9,423
Total Cost of Revenue	9,335	88	-		9,423
Gross Profit	218,795	55,072			273,867
Selling, General and Administrative
Expense	118,771	2,502,164	476,674	2
			225,572	1	3,323,181
Income (Loss) from Operations	100,024	(2,447,092)	(702,246)		(3,049,314)
Interest Expense	-	43,001	-		43,001
Income (Loss) before Income Taxes	100,024	(2,490,093)	(702,246)		(3,092,315)
Provision for Income Taxes	808	800	-		1,608
Net Income (Loss)	$99,216	$(2,490,893)	$(702,246)		$(3,093,923)

Basic and Diluted Loss per Share					$(1.34)

ACQUIRED SALES CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

		Acquired	Pro Forma		Pro Forma
	DSTG	Sales	Adjustments		Results
Revenue
Software licensing and hardware sales	$-	$524,527	$-		$524,527
Consulting Services	25,000	4,215,775	-		4,240,775
Maintenance and support services	-	110,888	-		110,888
Total Revenue	25,000	4,851,190	-		4,876,190
Cost of Revenue
Hardware and software costs	-	510,427	-		510,427
Cost of services	-	1,996,982	-		1,996,982
Total Cost of Revenue	-	2,507,409	-		2,507,409
Gross Profit	25,000	2,343,781	-		2,368,781
Selling, General and Administrative
Expense	216,585	2,467,872	476,674	2
			300,763	1	3,461,894
Loss from Operations	(191,585)	(124,091)	(777,437)		(1,093,113)
Interest Expense	-	63,110	-		63,110
Loss before Income Taxes	(191,585)	(187,201)	(777,437)		(1,156,223)
Provision for Income Taxes	979	13,523	-		14,502
Net Loss	$(192,564)	$(200,724)	$(777,437)		$(1,170,725)

Basic and Diluted Earnings (Loss) per Share					$(0.51)

ACQUIRED SALES CORP. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.    Description of Transaction and Basis of Presentation

On February 13, 2012 (the "Acquisition Date"), pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of January 12, 2012 (“the "Merger Agreement") among Defense & Securities Technology Group, Inc. ("DSTG”), a Virginia Corporation and Acquired Sales Corp. (“AQSP), a Nevada Corporation and a newly-formed, wholly-owned subsidiary of AQSP, Acquired Sales Corp. Merger Sub, Inc., a Virginia  Corporation (“Merger Sub”), AQSP completed its acquisition of DSTG, which held no material assets other than its pipeline of future work and the expertise of its sole shareholder, through the merger of Merger Sub with and into DSTG, with DSTG as the surviving Corporation ( the “Merger”). Upon completion of the Merger, the separate corporate existence of Merger Sub ceased and DSTG became a wholly-owned subsidiary of AQSP.

The consideration paid by AQSP in connection with the Merger, totaled $1,026,516, paid in stock and options to purchase common stock.

The accompanying unaudited pro forma consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2011 gives effect to the Merger as if it had taken place on September 30, 2011. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2011 and the year ended December 31, 2010, reflect the Merger as if it had taken place at the beginning of each period. The estimated fair values of the assets acquired and liabilities assumed in Note 2 and the preliminary pro forma adjustments in Note 3 and 4, are based upon preliminary estimates and currently available information. Final acquisition method accounting adjustments may differ from the pro forma adjustments presented.

The pro forma adjustments include the application of the acquisition method of accounting under FASB ASC Topic 805, "Business Combinations" (“Topic 805”). Topic 805 requires, among other things, that identifiable assets acquired and liabilities assumed be recognized at their fair values as of the Acquisition Date. Under the acquisition method of accounting, the purchase consideration is allocated to the assets acquired, including tangible assets, patents and other identifiable intangible assets and liabilities assumed, based on their estimated fair market values on the date of acquisition. Any excess purchase price after the initial allocation to identifiable net tangible and identifiable intangible assets is assigned to goodwill. Fair value measurements can be highly subjective, and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

The historical consolidated financial data has been adjusted to give effect to pro forma events that are (1) directly attributable to the Merger, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the consolidated results. The pro forma adjustments are preliminary and based on management’s preliminary estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition and certain other adjustments.

ACQUIRED SALES CORP. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

2. Merger Consideration and Estimated Fair Value of Assets Acquired and Liabilities Assumed

As part of the Merger Agreement the 100 shares of DSTG stock were converted into 100,000 shares of AQSP shares at a price of $3.18 per share.  AQSP issued options to purchase 300,000 shares of newly issued AQSP stock vesting immediately and exercisable at any time on or before the fifth anniversary of the Closing Date at an exercise price of $3.18 per share. AQSP also issued additional options to purchase 100,000 shares of newly issued AQSP stock vesting immediately and exercisable at any time on or before the 21st full calendar quarter following the Closing Date at an exercise price of $8.00 per share. The total consideration paid by AQSP in connection with the Merger, totaled $1,026,516, paid in stock and options to purchase common stock as follows:

Summary of Consideration Given:

Value of Stock (100,000 shares at $3.18 per share)	$318,000
Fair Value of Stock Options (Exercise price of $3.18 per share)	577,060
Fair Value of Stock Options (Exercise price of $8.00 per share)	131,456
Total	$1,026,516

The Company used the Black-Scholes option pricing model to value the options with the following assumptions: expected future volatility of 75.24%; risk-free interest rate of 0.51%; dividend yield of 0% and an expected term of 2.5 years. The expected volatility was based on a peer company’s volatility and the volatility of indexes of the stock prices of companies in the same industry. The risk-free interest rate was based on the U.S. Federal treasury rate for instruments due over the expected term of the options. The expected term of the options was determined based on one half of the contractual term.

Based on the total purchase consideration and the preliminary estimate of the assets acquired and the liabilities assumed by AQSP as of the Acquisition Date, the preliminary purchase price allocation, which is subject to change based on the final analysis, is as follows:

		Amortization	Annual
		Period	Amortization
Assets Acquired and Liabilities Assumed:

Fair value of net tangible assets acquired	$(51,683)
Covenant not to compete	601,525	2 years	300,763
Salary for services	476,674
Total	$1,026,516

ACQUIRED SALES CORP. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Management is primarily responsible for determining the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed as of the Acquisition Date. The preliminary estimates are subject to revision as more detailed analysis is completed and additional information on the fair values of the assets and liabilities acquired as of the Acquisition Date becomes available. Any change in the estimated fair value of the net assets acquired will change the amount of the acquisition price allocable to tangible and intangible assets acquired, and to goodwill, if any. Final acquisition method accounting adjustments may therefore differ materially from the pro forma adjustments presented herein.

The Merger will be treated for tax purposes as a nontaxable transaction and, as such, the historical tax bases of the acquired assets and assumed liabilities, net operating losses, and other tax attributes of DSTG will carryover.  The allocation of the purchase price to identifiable intangible assets will result in a book to tax timing difference which will result in a deferred tax liability. Accordingly, the entries will off-set the Company’s current valuation allowance against deferred tax assets. As a result, the Company made no pro forma adjustment for deferred tax liability as the result would have no direct impact to the financial statements.

3. Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

The following is a discussion of the adjustments made in connection with the preparation of the unaudited pro forma consolidated financial statements. Each of these adjustments is based on a preliminary assessment of currently available information, including preliminary estimates of the fair values of DSTG’s assets and liabilities and periodic amortization of such adjustments to the extent applicable, and other preliminary estimates. Actual adjustments will be made when the final estimate of the fair value of DSTG’s assets and liabilities on the Acquisition Date is determined. Accordingly, the actual adjustments to DSTG’s assets and liabilities and the related amortization of such adjustments, and other estimates, may differ materially from the estimates reflected in the unaudited pro forma consolidated financial statements contained herein.

The accompanying unaudited pro forma consolidated balance sheet gives effect to the Merger as if it had taken place on September 30, 2011. The column entitled "DSTG" on the unaudited pro forma consolidated balance sheet reflects the historical balance sheet of DSTG as of September 30, 2011. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010, reflect the Merger as if it had taken place at the beginning of each of those periods. The columns entitled "DSTG" on the unaudited pro forma consolidated statements of operations reflects the historical operating results of DSTG for the applicable periods presented.

The unaudited pro forma consolidated statements also give effect to the following pro forma adjustments:

(A) DSTG had 100 shares of common stock outstanding.  As part of the Merger Agreement the 100 shares of DSTG stock were converted into 100,000 shares of AQSP shares at a price of $3.18 per share for a total value of $318,000 allocated between common stock and additional paid in capital.  AQSP issued options to purchase 300,000 shares of newly issued AQSP stock vesting immediately and exercisable at any time on or before the fifth anniversary of the Closing Date at an exercise price of $3.18 per share. AQSP also issued additional options to purchase 100,000 shares of newly issued AQSP stock vesting immediately and exercisable at any time on or before the 21st full calendar quarter following the Closing Date at an exercise price of $8.00 per share. The consolidated pro forma financial include an increase to additional paid in capital of $708,515 related to the valuation of these stock options.

ACQUIRED SALES CORP. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(B) To reflect the preliminary estimated fair value of identifiable intangible assets. The covenant not to compete, which is determined to be $601,525, is amortized over its estimated economic useful life, which is 2 years.

(C) To eliminate the equity of DSTG in connection with the application of the acquisition method of accounting.

(D) To recognize $476,674 of the purchase price as expense deemed compensation directly attributable to the sole shareholder of DTSG for services.

4. Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

(1) To reflect amortization of the covenant not to compete acquired, which is determined to be $601,525, on a straight-line basis over the estimated economic useful live of covenant not to compete. The estimated weighted average useful life of covenant not to compete is 2 years.

(2)  To expense a portion of the purchase price deemed to be compensation to the sole shareholder of DTSG for prior services. A total of $476,674 of the recorded $1,026,516 purchase price is expensed as compensation directly attributable to the sole shareholder.

5. Pro forma Loss per Share

Pro forma basic loss per common share is computed by dividing the pro forma net loss by the weighted-average number of common shares assumed to be outstanding during the period. Diluted loss per common share is computed by dividing the pro forma net loss by the weighted-average number of common shares and dilutive common share equivalents assumed to be outstanding during the period. When dilutive, the incremental potential common shares issuable upon exercise of stock options are determined by the treasury stock method.

The AQSP common shares outstanding have been restated to reflect the 100,000 common shares that the shareholders of DSTG received in the merger. For purposes of computing basic and diluted loss per share those common shares are considered to have been outstanding during the entire nine months ended September 30, 2011 and during the year ended December 31, 2010. Pro forma basic and diluted loss per common share was computed as follows:

ACQUIRED SALES CORP. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

	Nine Months Ended	Year Ended
	September 30, 2011	December 31, 2010
Pro forma net loss	$(3,093,923)	$(1,170,725)
Weighted-average common shares outstanding	2,307,982	2,275,564
Pro forma basic and diluted loss per share	$(1.34)	$(0.51)

Stock options to acquire 400,000 common shares were excluded from the calculation of pro forma diluted loss per share as their effects would have been anti-dilutive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACQUIRED SALES CORP.

/s/ Gerard M. Jacobs
Gerard M. Jacobs
Chief Executive Officer

Dated:  April 27, 2012